UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
TRVLX Value Fund –
.
PAVLX Value Fund–
.
Advisor  Class
TRPIX Value Fund–
.
I  Class
TRZAX Value Fund–
.
Z Class

T. ROWE PRICE Value Fund
HIGHLIGHTS
The Value Fund underperformed the Russell 1000 Value Index and its Lipper peer group for the 12-month period ended December 31, 2022.
An underweight to the energy sector, where we are cautious but moderated our underweight exposure over the period, significantly detracted from relative returns. Top contributors to relative performance included our positions in property and casualty companies and discount retailers, as well as our overall defensive positioning.
We remain cautious on the direction of the economy and believe there is a considerable likelihood of the Federal Reserve causing an economic slowdown or recession.
We strive to further emphasize company-level fundamentals and quality while being positioned for a variety of market environments. We believe we will have ample opportunities to increase the risk we are taking on in the portfolio as valuations become more favorable.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Value Fund
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S.
dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot, gaining more than
60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-
end. November’s consumer price index data showed headline inflation rising
7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of
2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year
U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The

T. ROWE PRICE Value Fund

sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed.
Although manufacturing gauges have drifted toward contraction levels, the U.S.
jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Value Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Value Fund returned -11.39% for the 12-month period ended
December 31, 2022. The fund underperformed its benchmark, the Russell
1000 Value Index, and its peer group, the Lipper Large-Cap Value Funds
Index. (Returns for the Advisor, I, and Z Class shares reflect their different fee structures. Past performance cannot guarantee future results .)
What factors influenced the
fund’s performance?
In the worst year for equities
since the 2008 global
financial crisis, investors
shunned riskier assets in
response to Russia’s invasion
of Ukraine, elevated inflation
exacerbated by rising
commodity prices and global
supply chain disruptions,
surging U.S. Treasury
yields, tightening financial
conditions, and slowing economic and corporate earnings growth.
The Value Fund underperformed its benchmark for the year, driven by stock selection. Of note, our heavy cash position in the fourth quarter weighed on performance as the market advanced in October and November. However, we outperformed the benchmark during December’s decline, even as our cash position fell to more normalized levels.
Within the portfolio, our underweight to energy was a notable headwind as the sector proved extraordinarily defensive. Oil prices fluctuated greatly but ended the year higher than at the start of 2022, rising in the first part of the year amid tight supplies and the war between Russia and Ukraine but then falling on weak demand from China and recession concerns. We believe that the oil supply will continue to recover due to high productivity and a low marginal
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Value Fund –
.
3.89% -11.39%
Value Fund–
.
Advisor  Class 3.78 -11.60
Value Fund–
.
I  Class 3.95 -11.26
Value Fund–
.
Z  Class 4.26 -10.75
Russell 1000 Value Index 6.11 -7.54
Lipper Large-Cap Value
Funds Index 6.35 -7.81

T. ROWE PRICE Value Fund

cost of production, which eventually should cause oil prices to normalize. In the intermediate term, however, the global macroeconomic environment is highly uncertain, so we continued to work on moderating our underweight to the sector.
Certain materials names also hindered relative results. Shares of Nutrien, a
Canadian fertilizer company, detracted amid declining demand for potash fertilizer. However, we consider this weakening in demand to be a transitory issue and believe that Nutrien has attractive longer-term cyclical prospects.
Paint and coatings company Sherwin-Williams hurt relative returns due to poor earnings and reduced guidance as raw materials costs rose and demand softened across several of its end markets. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)
Elsewhere in the portfolio, Google parent Alphabet hindered relative performance. Shares of the technology conglomerate fell significantly for the year as revenue growth slowed and profits fell. Investors also were concerned about cyclical risks to advertising trends in 2023 and significant expense growth. Despite recent headwinds, we continue to like the company for its attractive valuation, especially considering its durable business lines and strong position in digital advertising.
Notable contributors were dispersed among various sectors. In financials, insurer Chubb benefited from the continued upcycle in property and casualty pricing and exhibited strong execution over the year. The company’s underwriting results and investment income due to higher yields were also favorable. The Travelers Companies also supported returns due to a strong pricing environment, improved expense management, and a less-than-expected impact from weather-related events. In the consumer discretionary sector, discount retailer Dollar General added value as the company exceeded same-
store sales expectations and reported consensus-beating revenue and earnings.
How is the fund positioned?
The Value Fund buys and holds fundamentally strong, attractively valued companies that, in our view, have the potential for better performance. Our holdings are typically higher-quality companies that generate strong free cash flow and trade for less than our estimate of intrinsic value. Most of our effort is spent on assessing the potential return and risk associated with a specific company. We believe that if we can successfully identify companies with asymmetric return potential, then we should be able to outperform the market and our peers over time.

T. ROWE PRICE Value Fund

Our major purchases spanned various sectors of the market. We leaned into cyclicality by adding to select financial names. We initiated a position in conglomerate Berkshire Hathaway and continued to add shares. We believe the company is attractively valued and appreciate its strong balance sheet and excellent capital allocation. We also believe that Berkshire Hathaway stands to benefit from rising reinsurance prices. Multinational investment bank
JPMorgan Chase also presented a compelling investment opportunity for us.
We believe the bank offers offensive and defensive qualities and an attractive risk/reward profile in a variety of economic environments.
In energy, we added to
integrated oil and gas
company ExxonMobil as the
stock pulled back. We value
the company’s top-notch
portfolio of upstream assets
and its downstream exposure
as we continue to selectively
add and hold names in
the energy sector amid the
uncertain macroeconomic
environment. In information
technology, we added to
our position in Alphabet on
weakness during the latter
half of the year.
Major sales in the fund also
covered several sectors. In
health care, we sold shares
of life sciences and medical
equipment company Becton,
Dickinson & Company to
manage its position size.
We continue to find value in the company’s diversified portfolio and solid execution and believe that new product contributions and the relaunch of its infusion pump Alaris, which was recalled by the company in 2020 due to safety concerns, will help drive bottom-line growth.
We continued to fine-tune our financials exposure and eliminated multinational financial services company Charles Schwab on strength to invest in other names in which we have higher conviction. In real estate, we reduced our position in Prologis. The company performed well due to robust demand for its industrial distribution spaces, and we continue to believe that Prologis’s
SECTOR DIVERSIFICATION
Percent of Net Assets
6/30/22 12/31/22
Financials 14.2% 21.8%
Health Care 26.0  20.6
Industrials and Business
Services 8.9  11.0
Consumer Staples 10.3  10.6
Information Technology 9.1  8.5
Utilities 12.9  7.0
Energy 3.8  5.9
Consumer Discretionary 5.0  5.6
Communication Services 2.3  4.4
Materials 2.7  2.0
Real Estate 2.2  1.9
Other and Reserves 2.6  0.7
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE Value Fund

vertical integration model should help tenant retention, margin improvement, and revenue growth. In information technology, we trimmed shares of software company Microsoft. While we continue to value the company’s leadership in cloud computing, we used proceeds from the sale to invest in other companies with a more compelling risk/reward trade-off.
What is portfolio management’s outlook?
We remain cautious on the direction of the U.S. economy and believe there is a considerable likelihood that the Federal Reserve’s aggressive rate hikes may lead to an economic slowdown or recession. While goods inflation seems to be peaking, services inflation persists and will be challenging to tame due to structural imbalances in the labor market. While the market multiple has contracted during 2022, we see elevated risk in earnings estimates, which have yet to reflect a likely recession in the near term.
As a result, we believe equity markets will remain choppy throughout the year, as expectations adjust to a slowing economy with tighter financial conditions.
In our view, a cautious stance remains appropriate, so we are looking to further emphasize company-level fundamentals and quality while positioning the portfolio to perform well in a variety of market environments. We believe we will have ample opportunities to increase the risk we are taking on in the portfolio as valuations become more favorable. Overall, identifying high-quality companies that have attractive fundamentals and valuations continues to be our main focus. We believe this balanced approach should lead to a portfolio that has the potential to serve our clients well over time.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Value Fund

RISKS OF INVESTING IN THE FUND
RISKS OF STOCK INVESTING
As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology;
or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.
RISKS OF VALUE INVESTING
Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
BENCHMARK INFORMATION
Note: London Stock Exchange Group plc and its group undertakings
(collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain of the LSE Group companies.  “Russell
®
” is/are a trademark(s)
of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither
LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written

T. ROWE PRICE Value Fund

consent. The LSE Group does not promote, sponsor or endorse the content of this communication. The LSE Group is not responsible for the formatting or configuration of this material or for any inaccuracy in T. Rowe Price’s presentation thereof.
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

T. ROWE PRICE Value Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
Elevance Health 3.8%
Johnson & Johnson 3.4
Southern 3.2
Bank of America 3.1
Exxon Mobil 3.1
Becton Dickinson & Company 2.8
JPMorgan Chase 2.6
Philip Morris International 2.5
Alphabet 2.3
Travelers 2.2
Chubb 2.0
Berkshire Hathaway 2.0
Progressive 1.8
Procter & Gamble 1.8
Mondelez International 1.8
McDonald's 1.8
Walmart 1.7
General Electric 1.7
Wells Fargo 1.7
Chevron 1.7
MetLife 1.7
L3Harris Technologies 1.6
Eaton 1.6
KLA 1.6
Fiserv 1.5
Total 55.0%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Value Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
VALUE FUND
Note: Performance for the Advisor, I, and Z Class shares will vary due to their differing fee structures. See the Average Annual Compound Total Return table.

T. ROWE PRICE Value Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Value Fund –
.
-11.39% 7.77% 11.37% – –
Value Fund–
.
Advisor  Class -11.60 7.50 11.10 – –
Value Fund–
.
I  Class -11.26 7.91 – 9.89% 8/28/15
Value Fund–
.
Z  Class -10.75 – – 26.21 3/16/20
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
Advisor, I , and Z Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Value Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has four share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Value Fund 0.67%
Value Fund–Advisor Class 0.96
Value Fund–I Class 0.57
Value Fund–Z Class 0.56
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Value Fund

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
VALUE FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Investor Class
Actual $1,000.00 $1,038.90 $3.70
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.58   3.67
Advisor Class
Actual   1,000.00   1,037.80   4.83
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,020.47   4.79
I Class
Actual   1,000.00   1,039.50   2.98
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,022.28   2.96
Z Class
Actual   1,000.00   1,042.60   0.00
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,025.21   0.00
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.72%,
the
2
Advisor Class was 0.94%, the
3
I Class was 0.58%, and the
4
Z Class was 0.00%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Value Fund
Financial Highlights

For a share outstanding throughout each period
5
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 47.80 $ 40.93 $ 37.93 $ 30.57 $ 37.32
Investment activities
Net investment income
(1)(2)
0.51 0.32 0.45 0.55 0.69
Net realized and unrealized gain/
loss (5.88) 11.77 3.51 7.45 (4.05)
Total from investment activities (5.37) 12.09 3.96 8.00 (3.36)
Distributions
Net investment income (0.54) (0.36) (0.28) (0.64) (0.54)
Net realized gain (3.35) (4.86) (0.68) — (2.85)
Total distributions (3.89) (5.22) (0.96) (0.64) (3.39)
NET ASSET VALUE
End of period $ 38.54 $ 47.80 $ 40.93 $ 37.93 $ 30.57

T. ROWE PRICE Value Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(3)
(11.39)% 29.93% 10.50% 26.20% (9.44)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates
(4)
0.75% 0.75% 0.78% 0.79% 0.78%
Net expenses after waivers/
payments by Price Associates 0.73% 0.73% 0.77% 0.78% 0.78%
Net investment income 1.17% 0.66% 1.31% 1.54% 1.87%
Portfolio turnover rate 192.1% 107.0% 114.6% 139.6% 146.3%
Net assets, end of period (in
millions) $3,707 $5,957 $4,558 $18,675 $16,964
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.
(4)
See Note 6. Prior to 12/31/19, the gross expense ratios presented are net of a management fee waiver in effect during the period, as applicable.

T. ROWE PRICE Value Fund
Financial Highlights

For a share outstanding throughout each period
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 46.90 $ 40.22 $ 37.34 $ 30.10 $ 36.77
Investment activities
Net investment income
(1)(2)
0.42 0.17 0.36 0.46 0.57
Net realized and unrealized gain/
loss (5.79) 11.57 3.43 7.32 (3.96)
Total from investment activities (5.37) 11.74 3.79 7.78 (3.39)
Distributions
Net investment income (0.53) (0.20) (0.23) (0.54) (0.43)
Net realized gain (3.35) (4.86) (0.68) — (2.85)
Total distributions (3.88) (5.06) (0.91) (0.54) (3.28)
NET ASSET VALUE
End of period $ 37.65 $ 46.90 $ 40.22 $ 37.34 $ 30.10

T. ROWE PRICE Value Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Advisor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(3)
(11.60)% 29.58% 10.21% 25.88% (9.65)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates
(4)
0.99% 1.04% 1.04% 1.04% 1.02%
Net expenses after waivers/
payments by Price Associates 0.97% 1.01% 1.03% 1.03% 1.02%
Net investment income 1.01% 0.36% 1.04% 1.32% 1.56%
Portfolio turnover rate 192.1% 107.0% 114.6% 139.6% 146.3%
Net assets, end of period (in
millions) $217 $217 $257 $269 $282
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.
(4)
See Note 6. Prior to 12/31/19, the gross expense ratios presented are net of a management fee waiver in effect during the period, as applicable.

T. ROWE PRICE Value Fund
Financial Highlights

For a share outstanding throughout each period
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 47.69 $ 40.86 $ 37.91 $ 30.56 $ 37.32
Investment activities
Net investment income
(1)(2)
0.59 0.37 0.48 0.60 0.78
Net realized and unrealized gain/
loss (5.89) 11.75 3.53 7.45 (4.09)
Total from investment activities (5.30) 12.12 4.01 8.05 (3.31)
Distributions
Net investment income (0.63) (0.43) (0.38) (0.70) (0.60)
Net realized gain (3.35) (4.86) (0.68) — (2.85)
Total distributions (3.98) (5.29) (1.06) (0.70) (3.45)
NET ASSET VALUE
End of period $ 38.41 $ 47.69 $ 40.86 $ 37.91 $ 30.56

T. ROWE PRICE Value Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(3)
(11.26)% 30.06% 10.65% 26.38% (9.32)%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates
(4)
0.61% 0.65% 0.64% 0.64% 0.63%
Net expenses after waivers/
payments by Price Associates 0.60% 0.63% 0.63% 0.63% 0.63%
Net investment income 1.38% 0.76% 1.39% 1.68% 2.12%
Portfolio turnover rate 192.1% 107.0% 114.6% 139.6% 146.3%
Net assets, end of period (in
millions) $4,276 $3,957 $2,093 $6,754 $4,568
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.
(4)
See Note 6. Prior to 12/31/19, the gross expense ratios presented are net of a management fee waiver in effect during the period, as applicable.

T. ROWE PRICE Value Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Z Class
(1)
.. Year ..
.. Ended .
3/16/20
(1)
Through
12/31/20 12/31/22 12/31/21
NET ASSET VALUE
Beginning of period $ 47.74 $ 40.84 $ 25.69
Investment activities
Net investment income
(2)(3)
0.83 0.66 0.58
Net realized and unrealized gain/loss (5.89) 11.78 15.85
Total from investment activities (5.06) 12.44 16.43
Distributions
Net investment income (0.87) (0.68) (0.60)
Net realized gain (3.35) (4.86) (0.68)
Total distributions (4.22) (5.54) (1.28)
NET ASSET VALUE
End of period $ 38.46 $ 47.74 $ 40.84
Ratios/Supplemental Data
Total return
(3)(4)
(10.75)% 30.88% 64.09%
Ratios to average net assets:
(3)
Gross expenses before waivers/payments by Price
Associates 0.59% 0.64% 0.64%
(5)
Net expenses after waivers/payments by Price Associates 0.00% 0.00% 0.00%
(5)
Net investment income 1.92% 1.38% 2.07%
(5)
Portfolio turnover rate 192.1% 107.0% 114.6%
Net assets, end of period (in millions) $19,526 $28,100 $24,795
0% 0% 0%
(1)
Inception date
(2)
Per share amounts calculated using average shares outstanding method.
(3)
See Note 6 for details of expense-related arrangements with Price Associates.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
(5)
Annualized

T. ROWE PRICE Value Fund
December 31, 2022

Portfolio of Investments
‡
Shares $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 99.4%
COMMUNICATION SERVICES 4.4%
Diversified Telecommunication Services 1.0%
Verizon Communications  7,320,530 288,429
288,429
Entertainment 1.1%
Activision Blizzard  1,565,200 119,816
Walt Disney  (1) 2,148,643 186,674
306,490
Interactive Media & Services 2.3%
Alphabet, Class C  (1) 7,073,976 627,674
627,674
Total Communication Services 1,222,593
CONSUMER DISCRETIONARY 5.6%
Hotels, Restaurants & Leisure 2.3%
Booking Holdings  (1) 1,722 3,470
McDonald's  1,850,039 487,541
Yum! Brands  1,065,330 136,448
627,459
Multiline Retail 0.8%
Dollar General  917,044 225,822
225,822
Specialty Retail 2.5%
Home Depot  849,613 268,359
Ross Stores  875,507 101,620
TJX  1,832,049 145,831
Ulta Beauty  (1)(2) 365,502 171,446
687,256
Total Consumer Discretionary 1,540,537
CONSUMER STAPLES 10.5%
Beverages 1.2%
Coca-Cola  1,966,048 125,060
Constellation Brands, Class A  195,710 45,356
Keurig Dr Pepper  4,744,909 169,204
339,620
Food & Staples Retailing 1.7%
Walmart  3,403,124 482,529
482,529

T. ROWE PRICE Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Food Products 2.9%
Kraft Heinz  7,675,940 312,487
Mondelez International, Class A  7,508,353 500,432
812,919
Household Products 2.2%
Kimberly-Clark  839,377 113,945
Procter & Gamble  3,309,435 501,578
615,523
Tobacco 2.5%
Philip Morris International  6,940,737 702,472
702,472
Total Consumer Staples 2,953,063
ENERGY 5.9%
Oil, Gas & Consumable Fuels 5.9%
Chevron  2,564,672 460,333
ConocoPhillips  523,871 61,817
Exxon Mobil  7,670,428 846,048
Kinder Morgan  15,520,564 280,612
Total Energy 1,648,810
FINANCIALS 21.9%
Banks 8.9%
Bank of America  (2) 26,041,591 862,497
Citigroup  2,851,495 128,973
JPMorgan Chase  5,442,514 729,841
U.S. Bancorp  6,357,070 277,232
Wells Fargo  11,405,587 470,937
2,469,480
Capital Markets 0.7%
Goldman Sachs Group  563,052 193,341
193,341
Diversified Financial Services 2.3%
Berkshire Hathaway, Class B  (1) 1,780,479 549,990
Corebridge Financial  3,773,222 75,691
625,681
Insurance 10.0%
Allstate  1,740,212 235,973
American International Group  2,855,990 180,613
Chubb  2,563,019 565,402
Hartford Financial Services Group  2,467,301 187,095
MetLife  6,360,618 460,318
Progressive  3,910,703 507,257

T. ROWE PRICE Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Travelers  3,316,710 621,850
2,758,508
Total Financials 6,047,010
HEALTH CARE 20.6%
Biotechnology 1.8%
AbbVie  2,158,066 348,765
Amgen  597,674 156,973
505,738
Health Care Equipment & Services 0.1%
GE HealthCare Technologies  (1)(3) 528,005 30,825
30,825
Health Care Equipment & Supplies 2.8%
Becton Dickinson & Company  3,099,257 788,141
788,141
Health Care Providers & Services 8.0%
AmerisourceBergen  1,009,921 167,354
Centene  (1) 3,749,081 307,462
Cigna  358,060 118,640
Elevance Health  2,057,499 1,055,435
HCA Healthcare  1,352,091 324,448
Humana  312,090 159,849
UnitedHealth Group  175,979 93,301
2,226,489
Life Sciences Tools & Services 2.2%
Danaher  616,925 163,744
PerkinElmer  913,816 128,136
Thermo Fisher Scientific  551,679 303,804
595,684
Pharmaceuticals 5.7%
AstraZeneca, ADR  5,859,712 397,289
Johnson & Johnson  5,358,573 946,592
Merck  2,078,569 230,617
1,574,498
Total Health Care 5,721,375
INDUSTRIALS & BUSINESS SERVICES 11.1%
Aerospace & Defense 2.1%
L3Harris Technologies  2,155,054 448,704
Northrop Grumman  231,490 126,303
575,007

T. ROWE PRICE Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Commercial Services & Supplies 0.4%
Republic Services  867,961 111,958
111,958
Electrical Equipment 2.4%
AMETEK  539,797 75,420
Eaton  2,855,365 448,150
Hubbell  552,316 129,617
653,187
Industrial Conglomerates 3.2%
General Electric  5,667,157 474,851
Honeywell International  1,307,549 280,208
Siemens (EUR)  1,034,665 142,630
897,689
Machinery 0.3%
Cummins  114,325 27,700
Dover  397,119 53,774
81,474
Professional Services 0.1%
Booz Allen Hamilton Holding  128,392 13,420
13,420
Road & Rail 2.6%
CSX  10,718,552 332,061
Norfolk Southern  932,585 229,807
Union Pacific  745,308 154,331
716,199
Total Industrials & Business Services 3,048,934
INFORMATION TECHNOLOGY 8.5%
Electronic Equipment, Instruments & Components 0.3%
TE Connectivity  686,100 78,764
78,764
IT Services 2.2%
Accenture, Class A  386,844 103,225
Fidelity National Information Services  1,292,200 87,676
Fiserv  (1) 4,166,727 421,131
612,032
Semiconductors & Semiconductor Equipment 5.6%
Applied Materials  1,538,511 149,820
Broadcom  715,913 400,288
KLA  1,155,769 435,760
Lam Research  389,572 163,737
Micron Technology  3,151,181 157,496

T. ROWE PRICE Value Fund

Shares $ Value
(Cost and value in $000s)
‡
Texas Instruments  1,416,620 234,054
1,541,155
Software 0.4%
Microsoft  504,764 121,052
121,052
Total Information Technology 2,353,003
MATERIALS 2.0%
Chemicals 2.0%
International Flavors & Fragrances  1,339,797 140,464
Nutrien  3,895,937 284,520
Sherwin-Williams  543,862 129,075
Total Materials 554,059
REAL ESTATE 1.9%
Equity Real Estate Investment Trusts 1.9%
Boston Properties, REIT  438,000 29,600
Equity LifeStyle Properties, REIT  947,067 61,180
Prologis, REIT  2,566,181 289,286
Weyerhaeuser, REIT  4,469,537 138,556
Total Real Estate 518,622
UTILITIES 7.0%
Electric Utilities 4.7%
American Electric Power  1,935,040 183,732
FirstEnergy  3,780,769 158,565
Southern  12,396,579 885,240
Xcel Energy  1,105,350 77,496
1,305,033
Multi-Utilities 2.3%
Ameren  1,228,965 109,280
Dominion Energy  1,510,851 92,645
DTE Energy  924,284 108,631
Sempra Energy  1,799,406 278,080
WEC Energy Group  428,671 40,192
628,828
Total Utilities 1,933,861
Total Common Stocks (Cost $25,081,073) 27,541,867

T. ROWE PRICE Value Fund

Shares $ Value
(Cost and value in $000s)
‡
SHORT-TERM INVESTMENTS 1.9%
Money Market Funds 1.9%
T. Rowe Price Government Reserve Fund, 4.30%  (4)(5) 532,291,642 532,292
Total Short-Term Investments (Cost $532,292) 532,292
SECURITIES LENDING COLLATERAL 0.0%
INVESTMENTS IN A POOLED ACCOUNT THROUGH
SECURITIES LENDING PROGRAM WITH STATE STREET BANK
AND TRUST COMPANY 0.0%
Money Market Funds 0.0%
T. Rowe Price Government Reserve Fund, 4.30%  (4)(5) 50,825 51
Total Investments in a Pooled Account through Securities
Lending Program with State Street Bank and Trust Company 51
Total Securities Lending Collateral (Cost $51) 51
Total Investments in Securities
101.3% of Net Assets
(Cost $25,613,416) $ 28,074,210
‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 3. All or a portion of this security is on loan at December 31, 2022.
(3) When-issued security
(4) Seven-day yield
(5) Affiliated Companies
ADR American Depositary Receipts
EUR Euro
REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE Value Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
T. Rowe Price Government Reserve Fund, 4.30% $ — $ — $ 14,316++
Totals $ —# $ — $ 14,316+
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
T. Rowe Price Government
Reserve Fund, 4.30% $ 114,116  ¤   ¤ $ 532,343
Total $ 532,343^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
++ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.
+ Investment income comprised $14,316 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $532,343.

T. ROWE PRICE Value Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $25,613,416) $ 28,074,210
Receivable for investment securities sold 41,919
Dividends receivable 34,005
Due from affiliates 9,031
Receivable for shares sold 8,618
Foreign currency (cost $6) 6
Cash 1
Other assets 2,372
Total assets 28,170,162
Liabilities
Payable for shares redeemed 226,287
Payable for investment securities purchased 201,490
Investment management fees payable 13,034
Obligation to return securities lending collateral 51
Payable to directors 18
Other liabilities 3,648
Total liabilities 444,528
NET ASSETS $ 27,725,634

T. ROWE PRICE Value Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Net Assets Consist of:
Total distributable earnings (loss) $ 1,988,258
Paid-in capital applicable to 720,965,541 shares of $0.0001
par value capital stock outstanding; 2,000,000,000 shares
authorized 25,737,376
NET ASSETS $ 27,725,634
NET ASSET VALUE PER SHARE
Investor Class
($3,706,472,417 / 96,180,779 shares outstanding) $ 38.54
Advisor Class
($216,677,819 / 5,755,306 shares outstanding) $ 37.65
I Class
($4,276,032,595 / 111,321,486 shares outstanding) $ 38.41
Z Class
($19,526,451,563 / 507,707,970 shares outstanding) $ 38.46

T. ROWE PRICE Value Fund
Statement of Operations

($000s)
Year
Ended
12/31/22
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $5,302) $ 615,468
Securities lending 164
Other 9
Total income 615,641
Expenses
Investment management 186,846
Shareholder servicing
Investor Class $ 6,617
Advisor Class 304
I Class 988 7,909
Rule 12b-1 fees
Advisor Class 503
Prospectus and shareholder reports
Investor Class 223
Advisor Class 4
I Class 79
Z Class 3 309
Custody and accounting 920
Registration 285
Directors 82
Legal and audit 26
Miscellaneous 699
Waived / paid by Price Associates (137,089)
Total expenses 60,490
Net investment income 555,151

T. ROWE PRICE Value Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities 3,251,233
Foreign currency transactions (1,452)
Net realized gain 3,249,781
Change in net unrealized gain / loss
Securities (7,963,425)
Other assets and liabilities denominated in foreign currencies 28
Change in net unrealized gain / loss (7,963,397)
Net realized and unrealized gain / loss (4,713,616)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (4,158,465)

T. ROWE PRICE Value Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment income $ 555,151 $ 435,201
Net realized gain 3,249,781 7,065,341
Change in net unrealized gain / loss (7,963,397) 1,837,011
Increase (decrease) in net assets from operations (4,158,465) 9,337,553
Distributions to shareholders
Net earnings
Investor Class (345,944) (589,908)
Advisor Class (20,866) (21,238)
I Class (411,178) (393,233)
Z Class (1,950,567) (2,981,312)
Decrease in net assets from distributions (2,728,555) (3,985,691)
Capital share transactions
*
(1)
Shares sold
Investor Class 1,227,473 2,002,887
Advisor Class 85,499 41,040
I Class 2,126,586 1,734,454
Z Class 1,679,809 3,012,040
Distributions reinvested
Investor Class 328,881 558,070
Advisor Class 20,469 20,649
I Class 382,994 361,450
Z Class 1,950,567 2,981,312
Shares redeemed
Investor Class (2,813,913) (1,897,522)
Advisor Class (59,562) (135,332)
I Class (1,279,104) (599,555)
Z Class (7,267,840) (6,903,405)
Increase (decrease) in net assets from capital share
transactions (3,618,141) 1,176,088

T. ROWE PRICE Value Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase (decrease) during period (10,505,161) 6,527,950
Beginning of period 38,230,795 31,702,845
End of period $ 27,725,634 $ 38,230,795
*Share information (000s)
(1)
Shares sold
Investor Class 27,975 41,734
Advisor Class 2,010 870
I Class 48,574 36,235
Z Class 38,696 62,560
Distributions reinvested
Investor Class 8,381 12,035
Advisor Class 534 454
I Class 9,793 7,813
Z Class 49,823 64,391
Shares redeemed
Investor Class (64,794) (40,525)
Advisor Class (1,423) (3,067)
I Class (30,013) (12,301)
Z Class (169,381) (145,495)
Increase (decrease) in shares outstanding (79,825) 24,704
(1)
Includes the exchange of shares from certain classes to the I Class and/or Z Class related to shares held by affiliated products.

T. ROWE PRICE Value Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment
Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has four classes of shares: the Value Fund (Investor Class), the
Value Fund–Advisor Class (Advisor Class), the Value Fund–I Class (I Class) and the
Value Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to
November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to
I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The
Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/
or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1
fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

T. ROWE PRICE Value Fund

Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from
REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The
Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.
In-Kind Redemptions  In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain
(loss) to paid-in capital. During the year ended December 31, 2022, the fund realized
$1,125,705,000 of net gain on $4,641,123,000 of in-kind redemptions.

T. ROWE PRICE Value Fund

Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.
NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.

T. ROWE PRICE Value Fund

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE

T. ROWE PRICE Value Fund

will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices.
The Valuation Designee cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

T. ROWE PRICE Value Fund

Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
When-Issued Securities  The fund enters into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-
issued transactions are included in realized gain/loss on securities in the accompanying financial statements.
Securities Lending  The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 27,399,237  $ 142,630  $ —  $ 27,541,867
Short-Term Investments 532,292  —  —  532,292
Securities Lending
Collateral 51  —  —  51
Total $ 27,931,580  $ 142,630  $ —  $ 28,074,210

T. ROWE PRICE Value Fund

fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform.
Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2022, the value of loaned securities was
$50,000; the value of cash collateral and related investments was $51,000.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $60,370,125,000 and $66,262,916,000, respectively, for the year ended
December 31, 2022.
NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/
tax differences to reflect tax character but are not adjusted for temporary differences.
The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind and deemed distributions on shareholder redemptions.
The tax character of distributions paid for the periods presented was as follows:

T. ROWE PRICE Value Fund

At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to post-October loss deferrals. The fund has elected to defer certain losses to the first day of the following fiscal year for post-October capital loss deferrals.
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital
gains, if any) $ 617,899  $ 1,606,919
Long-term capital gain 2,110,656  2,378,772
Total distributions $ 2,728,555  $ 3,985,691
($000s)
Cost of investments $ 26,010,647
Unrealized appreciation $ 2,754,835
Unrealized depreciation (691,323)
Net unrealized appreciation (depreciation) $ 2,063,512
($000s)
Net unrealized appreciation (depreciation) 2,063,512
Loss carryforwards and deferrals (75,254)
Total distributable earnings (loss) $ 1,988,258

T. ROWE PRICE Value Fund

NOTE 5 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee;
management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.27% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2022, the effective annual group fee rate was 0.29%. Prior to May 1, 2022, Price Associates had contractually agreed, through April 30, 2022, to waive a portion of its management fee so that an individual fund fee of 0.2975% was applied to the fund’s average daily net assets that were equal to or greater than $20 billion. Effective May 1, 2022, Price
Associates has contractually agreed, at least through April 30, 2023, to waive a portion of its management fee so that an individual fund fee of 0.2295% is applied to the fund’s average daily net assets that are equal to or greater than $20 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s
Board. Any fees waived under this agreement are not subject to reimbursement to
Price Associates by the fund. The total management fees waived were $5,480,000 and

T. ROWE PRICE Value Fund

allocated ratably in the amounts of $748,000 for the Investor Class, $34,000 for the
Advisor Class, $751,000 for the I Class, and $3,947,000 for the Z Class, for the year ended December 31, 2022.
The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the
I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the
I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.
The Z Class is also subject to a contractual expense limitation agreement whereby
Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.
Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price
Associates during the year ended December 31, 2022 as indicated in the table below.
At December 31, 2022, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.
I Class Z Class
Expense limitation/I Class Limit 0.05% 0.00%
Expense limitation date 04/30/24 N/A
(Waived)/repaid during the period ($000s) $— $(131,609)

T. ROWE PRICE Value Fund

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price
Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2022, expenses incurred pursuant to these service agreements were $102,000 for Price Associates; $2,161,000 for T. Rowe Price Services, Inc.; and
$666,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of
Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended December 31, 2022, the fund was charged $499,000 for shareholder servicing costs related to the college savings plans, of which $221,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2022,
approximately 21% of the outstanding shares of the I Class were held by college savings plans.
Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates
(collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund.
At December 31, 2022, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct

T. ROWE PRICE Value Fund

purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended
December 31, 2022, this reimbursement amounted to $3,118,000, which is included in
Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price Value Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Value Fund, Inc. (the "Fund") as of December
31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended
December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated
therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Value Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Value Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
$98,127,000 from short-term capital gains
$3,036,937,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%
For taxable non-corporate shareholders, $516,056,000 of the fund's income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than
20%.
For corporate shareholders, $475,798,000 of the fund's income qualifies for the dividends-received deduction.
For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends,
$22,933,000 of the fund's income qualifies as qualified real estate investment trust (REIT)
dividends.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

T. ROWE PRICE Value Fund

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Value Fund

LIQUIDITY RISK MANAGEMENT PROGRAM
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’
compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions.
Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE Value Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.
LIQUIDITY RISK MANAGEMENT PROGRAM (continued)

T. ROWE PRICE Value Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE Value Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Value Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With Value Fund Principal Occupation(s)
Peter J. Bates, CFA (1974)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Jason A. Bauer (1979)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
Vincent M. DeAugustino (1983)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Mark S. Finn, CFA, CPA (1963)
President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Value Fund

Name (Year of Birth)
Position Held With Value Fund Principal Occupation(s)
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Ryan S. Hedrick, CFA (1980)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Kate Hobbs (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Portfolio Manager, Millennium
Partners (to 2020); Senior Analyst, Citadel LLC,
Aptigon Capital (to 2018)
Jonathan R. Hussey, CFA (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Vineet Khanna (1989)
Vice President
Employee, T. Rowe Price; formerly, Equity Securities
Associate, LaSalle Investment Management (to
2018)
Gregg Korondi (1976)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Managing Director, LaSalle
Investment Management Securities (to 2019)
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
John D. Linehan, CFA (1965)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Jodi Love (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Managing Director, Jennison
Associates LLC (to 2019)
Daniel Martino, CFA (1974)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Heather K. McPherson, CPA (1967)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. ROWE PRICE Value Fund

Name (Year of Birth)
Position Held With Value Fund Principal Occupation(s)
Daniel Shear (1992)
Vice President
Employee, T. Rowe Price; formerly, student, The
University of Chicago Booth School of Business
(to 2020); summer intern, T. Rowe Price (2019);
Strategic Finance Analyst, Uber Technologies, Inc.
(to 2018)
Weijie (Vivian) Si (1983)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
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RETIREMENT
IRAs: Traditional, Roth,
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Small Business Plans
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T. Rowe Price
®
ActivePlus Portfolios
1
for online investing
powered by experts
GENERAL INVESTING
Individual or Joint
Tenant
Brokerage
2
offers
access to stocks, ETFs,
bonds, and more
Gifts and transfers to a
child (UGMA/UTMAs)
Trust
Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
529 plans offer tax-
advantaged solutions
for families saving
money for college
tuition and education-
related expenses
Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
1940. Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582860
F107-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$21,734	$21,342
Audit-Related Fees	-	-
Tax Fees	-	2,215
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1)  The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h)  All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2023